Exhibit 99.1

Forum Merger III Corporation Stockholders Approve Business Combination with Electric Last Mile, Inc.

– Electric Last Mile Expected to Begin Trading on the Nasdaq Under Ticker “ELMS” on June 28, 2021

Delray Beach, FL and Troy, MI (June 24, 2021) – Forum Merger III Corporation (Nasdaq: FIII, FIIIU, FIIIW) (“Forum” or the “Company”) and Electric Last Mile, Inc. (“ELMS”) today announced that Forum’s stockholders have approved all proposals related to the companies’ previously announced business combination.

At a special meeting of Forum’s stockholders held today, approximately 99% of the votes cast, representing approximately 67% of Forum’s outstanding shares as of the record date for the meeting, voted to approve the business combination with ELMS. The formal results of the vote will be included on a Form 8-K to be filed with the U.S. Securities and Exchange Commission.

David Boris, Co-CEO and Chief Financial Officer of Forum Merger III, commented, “We are thrilled with the shareholder support we have received for our merger with ELMS. We believe ELMS is strongly positioned to be a first mover in the industry as customers seek more efficient and sustainable solutions.”

Jason Luo, Executive Chairman of ELMS, said, “Today’s shareholder approval is an important milestone for ELMS and a validation of our strategy to redefine last mile solutions and electrify commercial fleets. We’d like to thank Forum for their partnership and support leading up to this day.”

The closing of the business combination is anticipated to take place on June 25, 2021, subject to the satisfaction of certain customary closing conditions. The combined company will be renamed Electric Last Mile Solutions, Inc., and its common stock and warrants are expected to begin trading on the Nasdaq Stock Market under the ticker symbols “ELMS” and “ELMSW”, respectively, on June 28, 2021.

About Forum Merger III Corporation

Forum Merger III Corporation (NASDAQ: FIII, FIIIU, FIIIW) is a blank check company formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Forum’s mandate is to consider an initial business combination target in any business or industry and it focused its search on companies with an aggregate enterprise value of approximately $500 million to $2 billion that are based in the United States. Forum is led by Co-Chief Executive Officers Marshall Kiev and David Boris.

About Electric Last Mile, Inc.

Electric Last Mile, Inc. (“ELMS”) is focused on redefining the last mile with efficient, connected and customizable solutions. ELMS’ first vehicle, the Urban Delivery, is anticipated to be the first Class 1 commercial electric vehicle in the U.S. market. The company is headquartered in Troy, Michigan. For more information, please visit www.electriclastmile.com or Twitter @ELMSolutions.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forum Merger III Corporation’s (“Forum”) and ELMS’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Forum’s and ELMS’s expectations with respect to future performance and anticipated financial impacts of the previously announced business combination of Forum and ELMS (the “business combination”), the satisfaction of the closing conditions to the business combination, the size, demands and growth potential of the markets for ELMS’s products and ELMS’s ability to serve those markets, ELMS’s ability to develop innovative products and compete with other companies engaged in the commercial delivery vehicle industry and/or the electric vehicle industry, ELMS’s ability to attract and retain customers, the estimated go to market timing and cost for ELMS’s products, the implied valuation of ELMS and the timing of the completion of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Forum’s and ELMS’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement and plan of merger (“Merger Agreement”) relating to the business combination or could otherwise cause the business combination to fail to close; (2) the inability of ELMS to consummate the Carveout Transaction (as defined below); (3) the outcome of any legal proceedings that may be instituted against Forum or ELMS following the announcement of the business combination; (4) the inability to complete the business combination, including due to failure to satisfy conditions to closing in the Merger Agreement; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the business combination; (6) the inability to obtain the listing of the common stock of the post-acquisition company on the Nasdaq Stock Market or any alternative national securities exchange following the business combination; (7) the risk that the announcement and consummation of the business combination disrupts current plans and operations; (8) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the business combination; (10) changes in applicable laws or regulations; (11) the possibility that ELMS may be adversely affected by other economic, business, and/or competitive factors; (12) the impact of COVID-19 on the combined company’s business; and (13) other risks and uncertainties indicated from time to time in the proxy statement filed relating to the business combination, including those under the “Risk Factors” section therein, and in Forum’s other filings with the SEC. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that Forum and ELMS consider immaterial or which are unknown. Forum and ELMS caution that the foregoing list of factors is not exclusive. Forum and ELMS caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. ELMS is currently engaged in limited operations only and its ability to carry out its business plans and strategies in the future are contingent upon the closing of the business combination. The consummation of the business combination is subject to, among other conditions, (i) the effectiveness of certain agreements between ELMS and SF Motors, Inc. (d/b/a SERES) (“SERES”), (ii) the acquisition by ELMS of a leasehold interest in, or fee simple title to, the Indiana manufacturing facility prior to the business combination (provided that Forum has agreed that this condition will be waived upon delivery by ELMS of evidence of the mutual written agreement of ELMS and SERES as to the date and time of the transfer of possession of the facility to ELMS, which date and time shall be no later than two business days following the closing of the business combination), and (iii) the securing by ELMS of key intellectual property rights related to its proposed business (collectively, the “Carveout Transaction”). All statements herein regarding ELMS’s anticipated business assume the completion of the Carveout Transaction. Forum and ELMS do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

Contacts

For Forum Merger III Corporation

investors@forummerger.com

For Electric Last Mile, Inc.

Media: elms-svc@sardverb.com

Investors: IR@electriclastmile.com